UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 5, 2003

                               CyPost Corporation
             (Exact name of registrant as specified in its chapter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    000-26751
                            (Commission File Number)

                                   98-0178674
                        (IRS Employer Identification No.)


                          502-1281 West Georgia Street
                      Vancouver, British Columbia, Canada
                    (Address of principal executive offices)

                                    V6E 3J7
                                   (Zip Code)

       Registrant's telephone number, including area code: (604) 904-4422

                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 3A. Other Events and Regulation FD Disclosure.

A bankruptcy case concerning the issuer was filed under Chapter 7 of the United States Bankruptcy Code, entered on 08/01/2003 at 5:02 PM and filed on 08/01/2003.

CYPOST CORPORATION
117 N First, Suite 1
Mt. Vernon, WA 98273
Tax id: 98-0178674
dba
CONNECT NORTHWEST
dba


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INTERNET ARENA

The case was assigned case number 03-19936.

The case was filed by the debtor's attorney:
ERIC D WRIGHT
1325 4th Ave Ste 940
Seattle, WA 98101
206-624-9894



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



CyPost Corporation

Date August 5, 2003
/s/ Javan Khazali
Javan Khazali, CEO


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